                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
          (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                      of
                          OUTBOARD MARINE CORPORATION
                       Pursuant to the Offer to Purchase
                             Dated August 8, 1997
                                      by
                         GREENMARINE ACQUISITION CORP.
                         a wholly-owned subsidiary of
                           GREENMARINE HOLDINGS LLC

                THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
            5:00 P.M., NEW YORK CITY TIME, ON MONDAY, SEPTEMBER 8,
                      1997, UNLESS THE OFFER IS EXTENDED
                     (AS EXTENDED, THE "EXPIRATION DATE").



                    TO: MARINE MIDLAND BANK, AS DEPOSITARY



      By Mail:                By Overnight Courier:         By Hand Delivery:
 140 Broadway, Level A       140 Broadway, Level A        140 Broadway, Level A
New York, NY 10005-1180     New York, NY 10005-1180      New York, NY 10005-1180
 Attn: Corporate Trust       Attn: Corporate Trust        Attn: Corporate Trust
      Operations                   Operations                   Operations



                          By Facsimile Transmission:
                                (212) 658-2292
                                  To Confirm:
                                (212) 658-5931
                               -----------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED HEREIN.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of Outboard Marine Corporation either if (1) certificates evidencing Shares and/or Rights (as such terms are defined below) are to be forwarded herewith or (2) unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, delivery of Shares and/or Rights is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company, Midwest Securities Trust Company or Philadelphia Depository Trust Company (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Stockholders whose Share Certificates (as defined below) and, if applicable, Rights Certificates (as defined below), are not immediately available (including, if the Distribution Date (as defined in the Offer to Purchase) has occurred and Rights Certificates have not yet been distributed), or who cannot deliver their Shares and Rights and all other documents required hereby to the Depositary on or prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares and Rights pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

--------------------------------------------------------------------------------
                      DESCRIPTION OF SECURITIES TENDERED
--------------------------------------------------------------------------------


                         SHARE CERTIFICATE(S) TENDERED
                     (ATTACH ADDITIONAL LIST IF NECESSARY)

--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF
   REGISTERED OWNER(S)
(PLEASE FILL IN, IF BLANK,                                 TOTAL NUMBER OF          NUMBER OF
   EXACTLY AS NAME(S)                CERTIFICATE         SHARES REPRESENTED          SHARES
APPEAR(S) ON CERTIFICATE(S))         NUMBER(S)(1)       BY CERTIFICATES(S)(1)       TENDERED (2)


           Total Shares

--------------------------------------------------------------------------------

(1) Need not be completed by stockholders tendering by book-entry transfer.

(2) Unless otherwise indicated, it will be assumed that all Shares represented by any Share Certificates delivered to the Depositary are being tendered. See Instruction 4.
  -----------------------------------------------------------------------------



                       RIGHTS CERTIFICATE(S) TENDERED(1)
                     (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------

NAME(S) AND ADDRESS(ES) OF                              TOTAL NUMBER OF           NUMBER OF
   REGISTERED OWNER(S)             CERTIFICATE         SHARES REPRESENTED          SHARES
(PLEASE FILL IN, IF BLANK)        NUMBER(S)(2)(3)     BY CERTIFICATES(S)(3)       TENDERED(2)




           Total Rights

--------------------------------------------------------------------------------

(1) Need not be completed by stockholders if the Distribution Date has not occurred.

(2) If the tendered Rights are represented by separate Rights Certificates, complete using the certificate numbers of such Rights Certificates. If the tendered Rights are not represented by separate Rights Certificates, or if such Rights Certificates have not been distributed, complete using the certificate numbers of the Shares with respect to which the Rights were issued. Stockholders tendering Rights that are not represented by separate Rights Certificates should retain a copy of this description in order to accurately complete the Notice of Guaranteed Delivery if the Distribution Date occurs.

(3) Need not be completed by stockholders tendering by book-entry transfer.

(4) Unless otherwise indicated, it will be assumed that all Rights represented by any Rights Certificates delivered to the Depositary are being tendered. See Instruction 4.
    ----------------------------------------------------------------------------


     The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the certificates representing Shares and/or Rights tendered hereby. The certificates and number of Shares and/or Rights that the undersigned wishes to tender should be indicated in the appropriate boxes.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              ------------------------------------------------

Account No.                                                          at
           ---------------------------------------------------------

/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company

Transaction Code Number:
                        -------------------------------------------------------

/ / CHECK HERE IF TENDERED RIGHTS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                               ------------------------------------------------

Account No.                                                           at
            ---------------------------------------------------------

/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company
Transaction Code
  Number: ---------------------------------------------------------------

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Tendering Stockholder(s):
                                    -------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ---------------------------

Name of Institution which Guaranteed Delivery:
                                               --------------------------------

If delivered by book-entry transfer, check box of Book-Entry Transfer Facility:

/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company

Name of Tendering Institution:
                              -------------------------------------------------
Account No.
            -------------------------------------------------------------------

Transaction Code Number:
                         ------------------------------------------------------

/ / CHECK HERE IF TENDERED RIGHTS ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

Name(s) of Tendering Stockholder(s):
                                     ------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                    ---------------------------

Name of Institution which Guaranteed Delivery:
                                               --------------------------------

If delivered by book-entry transfer, check box of Book-Entry Transfer Facility:


/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company

Account No.
            -------------------------------------------------------------------

Transaction Code Number:
                         ------------------------------------------------------

     Holders of Shares will be required to tender one Right for each Share tendered to effect a valid tender of such Share. Until the Distribution Date occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date, a tender of Shares will constitute a tender of the associated Rights. If the Distribution Date has occurred and separate certificates for rights ("Rights Certificates") have been distributed to holders of Shares prior to the date of tender pursuant to the Offer (as defined below), Rights Certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered. If the Distribution Date has occurred and Rights Certificates have not been distributed prior to the time Shares are tendered pursuant to the Offer, a tender of Shares without the associated Rights constitutes an agreement by the tendering stockholder to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within five business days after the date Rights Certificates are distributed. The Offeror reserves the right to require that the Depositary receive such Rights Certificates, or a Book-Entry Confirmation (as defined in the Offer to Purchase), if available, with respect to such Rights, prior to accepting the associated Shares for payment pursuant to the Offer, if the Distribution Date occurs prior to the Expiration Date. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates, if such certificates have been distributed to holders of Shares. The Offeror will not pay any additional consideration for the Rights tendered pursuant to the Offer.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Greenmarine Acquisition Corp., a Delaware corporation (the "Offeror") and wholly-owned subsidiary of Greenmarine Holdings LLC, a Delaware limited liability company (the "Parent"), the above-described shares of common stock, $0.15 par value per share (the "Shares"), of Outboard Marine Corporation, a Delaware corporation (the "Company"), pursuant to the Offeror's offer to purchase all outstanding Shares at a purchase price of $18.00 per Share, net to the seller in cash, without interest thereon, together with an equal number of the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of April 24, 1996, as amended (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 8, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements to such documents, constitutes the "Offer"). Unless the context requires otherwise, all references to Shares herein shall include the associated Rights, and all references to Rights shall include all benefits that may inure to the holders of the Rights pursuant to the Rights Agreement.

     The members of the Parent are Quasar Strategic Partners LDC, a Cayman Islands limited duration company, Quantum Industrial Partners LDC, a Cayman Islands limited duration company, and Greenlake Holdings LLC, a Delaware limited liability company.

     Subject to and effective upon acceptance for payment of, and payment for, the Shares and Rights tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all the Shares and Rights that are being tendered hereby (and any and all other Shares, Rights, securities or rights issued or issuable in respect thereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and Rights (and all such other Shares, Rights, securities or rights issued or issuable in respect thereof), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (1) deliver certificates for such Shares and Rights (and all such other Shares, Rights, securities or rights issued or issuable in respect thereof), or transfer ownership of such Shares and Rights (and all such other Shares, Rights, securities or rights issued or issuable in respect thereof) on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Offeror, (2) present such Shares and Rights (and all such other Shares, Rights, securities or rights issued or issuable in respect thereof) for transfer on the books of the Company and (3) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and Rights (and all such other Shares, Rights, securities or rights issued or issuable in respect thereof), all in accordance with the terms of the Offer.

     THE UNDERSIGNED UNDERSTANDS THAT, UNLESS THE RIGHTS ARE REDEEMED BY THE BOARD OF DIRECTORS OF THE COMPANY OR THE OFFEROR IS SATISFIED, IN ITS SOLE DISCRETION, THAT THE RIGHTS HAVE BEEN INVALIDATED OR ARE OTHERWISE INAPPLICABLE TO THE OFFER AND THE PROPOSED SECOND-STEP MERGER (COLLECTIVELY, THE "RIGHTS CONDITION"), STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SUCH SHARE. The undersigned understands that if the Distribution Date has occurred and Rights Certificates have been distributed to holders of Shares prior to the date of tender pursuant to the Offer, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto. The undersigned also understands that if the Distribution Date has occurred and Rights Certificates have not been distributed prior to the date of tender pursuant to the Offer, Rights may be tendered prior to a stockholder receiving Rights Certificates by use of the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2. In any case, the undersigned hereby agrees to deliver Rights Certificates representing a number of Rights equal to the number of Shares tendered herewith to the Depositary within five business days after the date such Rights Certificates are distributed. The Offeror reserves the right to require that the Depositary receive such Rights Certificates, or a Book-Entry Confirmation, if available, with respect to such Rights, prior to accepting Shares for payment. Payment for Shares tendered and accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, Rights Certificates if such certificates have been distributed to holders of Shares. The Offeror will not pay any additional consideration for the Rights tendered pursuant to the Offer.

     The undersigned hereby irrevocably appoints Alfred D. Kingsley and Gary K. Duberstein, and each of them, and any other designees of the Offeror, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper with respect to all of the Shares and Rights tendered hereby (and any and all other Shares, Rights, securities or rights issued or issuable in respect thereof) which have been accepted for payment by the Offeror prior to the time of any vote or other action at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, and are granted in consideration of, and are effective upon, the acceptance for payment of such Shares and Rights by the Offeror in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares and Rights (and all such other Shares, Rights, securities or rights issued or issuable in respect thereof), and no subsequent proxies shall be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective). The undersigned acknowledges that in order for Shares and Rights to be deemed validly tendered, immediately upon the acceptance for payment of such Shares and Rights, the Offeror or the Offeror's designee must be able to exercise full voting and all other rights which inure to a record and beneficial holder with respect to such Shares and Rights.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and Rights tendered hereby (and any and all other Shares, Rights, securities or rights issued or issuable in respect thereof) and that when the same are accepted for payment by the Offeror, the Offeror will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the Shares and Rights tendered hereby (and all such other Shares, Rights, securities or rights issued or issuable in respect thereof). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable, provided that Shares and Rights tendered pursuant to the Offer may be withdrawn at any time prior to their acceptance for payment.

     The undersigned hereby agrees that, if, on or after August 8, 1997, the Company should declare or pay any cash dividend on the Shares or other distribution on the Shares, or issue with respect to the Shares any additional Shares, shares of any other class of capital stock, other than voting securities or any securities convertible into, or rights, warrants or options, conditional or otherwise, to acquire, any of the foregoing, payable or distributable to stockholders of record on a date prior to the transfer of the Shares purchased pursuant to the Offer to the Offeror or its nominee or transferee on the Company's stock transfer records, then, subject to the provisions of Section 14 of the Offer to Purchase, (1) the Offer Price (as defined in the Offer to Purchase) may, in the sole discretion of the Offeror, be reduced by the amount of any such cash dividends or cash distributions and
(2) the whole of any such noncash dividend, distribution or issuance to be received by the tendering stockholders will (a) be received and held by the tendering stockholders for the account of the Offeror and will be required to be promptly remitted and transferred by each tendering stockholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer, or (b) at the direction of the Offeror, be exercised for the benefit of the Offeror, in which case the proceeds of such exercise will promptly be remitted to the Offeror. Pending such remittance and subject to applicable law, the Offeror will be entitled to all rights and privileges as owner of any such noncash dividend, distribution, issuance or proceeds and may withhold the entire Offer Price or deduct from the Offer Price the amount or value thereof, as determined by the Offeror in its sole discretion.

     The undersigned understands that tenders of Shares and Rights pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. Without limiting the foregoing, if the Offer Price is amended in accordance with the Offer, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Offeror may not be required to accept for payment any of the Shares or Rights tendered hereby.

     The undersigned acknowledges that, subject to the applicable rules of the Securities and Exchange Commission (the "Commission"), the Offeror expressly reserves the right, in its sole discretion, at any time and from time to time, to extend the period during which the Offer is open for any reason, including the occurrence of any of the conditions specified in Section 14 of the Offer to Purchase, by giving oral or written notice of such extension to the Depositary. During any such extension, all Shares and Rights previously tendered and not withdrawn will remain subject to the Offer and subject to the right of a tendering stockholder to withdraw such stockholder's Shares and Rights. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON THE PURCHASE PRICE FOR TENDERED SHARES, WHETHER OR NOT THE OFFEROR EXERCISES ITS RIGHTS TO EXTEND THE OFFER.

     The undersigned also acknowledges that, subject to the applicable regulations of the Commission, the Offeror also expressly reserves the right, in its sole discretion, at any time and from time to time, to (1) delay acceptance for payment of or, regardless of whether such Shares or Rights were theretofore accepted for payment, payment for any Shares or Rights pending receipt of any regulatory or governmental approvals specified in Section 15 of the Offer to Purchase, (2) terminate the Offer (whether or not any

Shares or Rights have theretofore been accepted for payment) if any of the conditions referred to in Section 14 of the Offer to Purchase have not been satisfied or upon the occurrence of any of the events specified in Section 14 of the Offer to Purchase and (3) waive any condition or otherwise amend the Offer in any respect, in each case by giving oral or written notice of such delay, termination, waiver or amendment to the Depository and by making a public announcement thereof.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares or Rights purchased, and return any Shares or Rights not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares or Rights tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares or Rights purchased, and return any certificates for Shares or Rights not tendered or not purchased (and accompanying documents, as appropriate), to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares or Rights purchased, and return any Shares or Rights not tendered or not purchased, in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. Unless otherwise indicated under "Special Payment Instructions," please credit any Shares and Rights tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares or Rights from the name of the registered holder(s) thereof if the Offeror does not accept for payment any of the Shares or Rights so tendered.

                         SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares and Rights purchased and/or certificates for Shares and Rights not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares and Rights tendered by book-entry transfer that are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

Issue check and/or certificates to:

Name:
      -------------------------------------------------------------------------
                                (PLEASE PRINT)

Address:
         ----------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                     (ZIP CODE)

-------------------------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)
                           (SEE SUBSTITUTE FORM W-9)

/ / Credit unpurchased Shares and Rights tendered by book-entry transfer to the account set forth below:

Name of Account Party
                     -----------------------------------------------------------

Account No.                                                          at
           ---------------------------------------------------------

/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company


                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if the check for the purchase price of Shares and Rights purchased and/or certificates for Shares and Rights not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail check and/or certificates to:

Name:
      -------------------------------------------------------------------------
                                (PLEASE PRINT)

Address:
         ----------------------------------------------------------------------


-------------------------------------------------------------------------------
                                                                     (ZIP CODE)

-------------------------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           Signature(s) of Owner(s)*


* Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) and/or Rights Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                (PLEASE PRINT)

Name of Firm (if applicable):
                              --------------------------------------------------

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     (ZIP CODE)
Daytime Area Code and Telephone Number
                                       -----------------------------------------


Taxpayer Identification Number: ------------------------------------------------


Dated:                                                           , 1997
      -----------------------------------------------------------


                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW


--------------------------------------------------------------------------------

                       PAYER'S NAME: MARINE MIDLAND BANK
--------------------------------------------------------------------------------

 SUBSTITUTE                    Part I--PLEASE           Part III--Social Security Number OR
 Form W-9                      PROVIDE YOUR TIN IN      Employer Identification Number
 Department of the Treasury    THE BOX AT RIGHT
 Internal Revenue Service      AND CERTIFY BY
                               SIGNING AND DATING       ------------------------------------------
                               BELOW.                   (If awaiting TIN write "Applied For")

                               --------------------------------------------------------------------

Payer's Request for Taxpayer   Part II--For Payees exempt from backup withholding, see the enclosed
Identification Number (TIN)    Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and
                               complete as instructed therein.

--------------------------------------------------------------------------------

Certification--Under penalty of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

Certificate Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

------------------------------------------------------------------------------

NAME
     -------------------------------------------------------------------------
         (Please Print)


SIGNATURE                                               DATE
         -----------------------------------------------    -------------------

-------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalty of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

SIGNATURE                                               DATE
         -----------------------------------------------    -------------------

-------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (each of the foregoing constituting an "Eligible Institution") unless the Shares and/or Rights tendered thereby are tendered (i) by a registered holder of Shares and/or Rights who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signatory to this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares and/or Rights are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. UNLESS THE RIGHTS CONDITION IS SATISFIED, STOCKHOLDERS WILL BE REQUIRED TO TENDER ONE RIGHT FOR EACH SHARE TENDERED IN ORDER TO EFFECT A VALID TENDER OF SHARES. Unless the Distribution Date has occurred, a tender of Shares will also constitute a tender of the associated Rights. The Rights are currently represented by the certificates for the Shares with respect to which the Rights were issued. The Rights Agreement provides that until the close of business on the Distribution Date, the Rights will be evidenced by Share Certificates and may be transferred with and only with the Shares. The Rights Agreement further provides that, as soon as practicable following the Distribution Date, separate Rights Certificates are to be mailed by the Company or the Rights Agent to holders of record of Shares as of the close of business on the Distribution Date. If the Distribution Date occurs and separate Rights Certificates are distributed prior to the time Shares are tendered herewith, Rights Certificates representing a number of Rights equal to the number of Shares being tendered herewith must be delivered to the Depositary or, if available, a Book-Entry Confirmation must be received by the Depositary with respect thereto, in order for such Shares tendered herewith to be validly tendered. If the Distribution Date occurs and separate Rights Certificates are not distributed prior to the time Shares are tendered herewith, Rights may be tendered prior to a stockholder receiving separate Rights Certificates by use of the guaranteed delivery procedures described below.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if the delivery of Shares or Rights is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares and/or Rights, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares and/or Rights delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date and, if the Distribution Date has occurred, Rights Certificates, or Book-Entry Confirmation of a transfer of Rights into the Depositary's account at the Book-Entry Transfer Facility, if available (together with, if Rights are forwarded separately from Shares, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) with any required signature guarantee, or an Agent's Message in the case of a book-entry delivery, and any other documents required by the Letter of Transmittal), must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date, or if later, within five business days after the date on which such Rights Certificates are distributed. Stockholders who cannot deliver their Shares and/or Rights and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Offeror, must be received by the Depositary on or prior to the Expiration Date; and (c) the certificates for all tendered Shares and/or Rights, in proper form for tender, or Book-Entry Confirmation of a transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares and/or Rights delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary (a) in the case of Shares, within five New York Stock Exchange ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery or (b) in the case of Rights, a period ending on the later of (1) five NYSE trading days after the date of execution of such Notice of Guaranteed Delivery and (2) five business days after Rights Certificates are distributed to stockholders, all as provided in Section 3 of the Offer to Purchase. If Share Certificates and Rights Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND, IF APPLICABLE, RIGHTS CERTIFICATES, THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH A BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares or Rights.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and, if applicable, Rights, should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all of the Shares or Rights represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares or Rights which are to be tendered in the box entitled "Number of Shares Tendered" or "Number of Rights Tendered." In such case, a new certificate for the remainder of the Shares or Rights represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares and Rights represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares and Rights tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares or Rights tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares or Rights tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares or Rights tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares or Rights not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or Rights tendered hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares or Rights. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Offeror of the authority of such person so to act must be submitted.

     6. STOCK TRANSFER TAXES. The Offeror will pay any stock transfer taxes with respect to the sale and transfer of any Shares or Rights to it, or to its order, pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares and/or Rights not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares or Rights purchased is to be issued, or any Shares or Rights not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, or if the check or any certificates for Shares or Rights not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares or Rights by book-entry transfer may request that Shares or Rights not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares or Rights not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

     8. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with such stockholder's correct TIN on Substitute Form W-9, which is provided above, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service and to 31% federal income tax backup withholding on the payment of the purchase price for the Shares.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone number set forth below.

     10. WAIVER OF CONDITIONS. Subject to the applicable rules and regulations of the Commission, the conditions of this Offer may be waived, in whole or in part, by the Offeror, in its sole discretion, at any time and from time to time, in the case of any Shares or Rights tendered.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Shares or Rights has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES AND RIGHTS MUST BE RECEIVED BY THE DEPOSITARY OR SHARES AND RIGHTS MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares and Rights purchased pursuant to the Offer may be subject to backup withholding.

     Part III of the Substitute Form W-9 may be utilized if the tendering stockholder or other payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the tendering stockholder or other payee acknowledges in Part III the foregoing, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that Part III has been completed in such manner and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalty of perjury, attesting to that individual's exempt status. Such statements may be obtained from the Depositary. All exempt recipients (including foreign persons wishing to qualify as exempt recipients) should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained by the stockholder upon filing an income tax return.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares and Rights purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.


                    The Information Agent for the Offer is:
                           GEORGESON & COMPANY INC.
                               Wall Street Plaza
                           New York, New York 10005
                                 (800) 223-2064